                                  PROJECT ZETA


                               FEBRUARY  21, 1996

                                     [LOGO]
                                  ALEX. BROWN

                                  PROJECT ZETA





The information contained in this memorandum was obtained from the management of ZETA and other sources that we believe to be reliable, but has not been independently verified.

This memorandum has been prepared for the use of the Board of Directors only. It is confidential and may not be disclosed or provided to any third parties without the written permission of Alex. Brown & Sons Incorporated.

This memorandum is prepared as of February 21, 1996 and reflects information made available to us prior to such date. It does not include information regarding all of the assessments made by Alex. Brown in arriving at its conclusions.

                                  PROJECT ZETA

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                                      TAB
                                                                                                                      ---
I.       Summary of the Proposed Transaction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

II.      Stock Price and Volume History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
         o       Price and Volume Activity
         o       Relative Stock Price Performance

III.     Issues of Distress . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3

IV.      Summary Financial Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4

V.       Review of Proposed Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5

VI.      Proposed Transaction Analysis  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
         o       Summary
         o       Finacial Data Regarding Certain Publicly Traded Companies
         o       Break-up Analysis
         o       Liquidation Analysis
         o       Premiums in Merger and Acquisition Transactions
         o       Financial Data Regarding Certain Change of Control Transactions
         o       Financial Information Reagarding Certain Merger and Acquisition Transactions
         o       Discounted Cash Flow Analysis

                                      TAB 1

                                  PROJECT ZETA

                     SUMMARY OF THE PROPOSED TRANSACTION

--------------------------------------------------------------------------------

o Public recapitalization by Welsh, Carson, Anderson & Stowe ("WCAS") and a simultaneous self-tender by ZETA for $2.875 per share.

o The WCAS investment is contingent upon a minimum of 2 million of ZETA's shares being tendered. The maximum number of shares that can be tendered is 6.5 million.


o        The Proposed WCAS investment will be:
         o       10 million of 10% Subordinated Debt, and
         o up to million of 7% Convertible Preferred, convertible at $2.125 per share, based on the number of shares tendered.

o        There will be a revolving credit facility of up to $35 million.

o        Timing:
         o       Sign agreement with WCAS February 21, 1996.
         o       Tender anticipated to begin on February 22, 1996.
         o       Expected completion in late March 1996.

                                  PROJECT ZETA

          Fully Diluted Pro Forma Ownership of Non-Tendered Shares
                       (Post Proposed Capitalization)

Page includes two pie charts depicting the pro forma ownership of the non-tendering shares, WCAS, and other shares (including all share equivalents).

                        2MM Shares Tendered                6.5MM Shares Tendered

Non-Tendered Shares                    24.9%                               10.7%
        WCAS                           57.6%                               71.8%
        Other                          17.5%                               17.5%

                                  PROJECT ZETA

          Fully Diluted Pro Forma Ownership of Non-Tendered Shares
                       (Post Proposed Capitalization)

Page includes two pie charts depicting the pro forma shares and share equivalents owned by the non-tendering shares, WCAS, and other shares (including all share equivalents).

                         2MM Shares Tendered               6.5MM Shares Tendered

Non-Tendered Shares                    7,402                               2,902
        WCAS                          17,081                              19,431
        Other                          5,193                               4,737

                                     TAB 2

                                  PROJECT ZETA

                             Daily Price and Volume
                      January 1, 1993 - February 16, 1996

Graph depicts daily closing price and total volume traded of ZETA. In addition, the following is noted:

                 Average Daily Volume = 42,267
                 Annual Turnover = 1.355

                                  PROJECT ZETA

  ZETA Stock Price Performance from February 15, 1995 to February 16, 1996

Graph depicts daily closing prices of ZETA and includes (i) a horizontal line at the tender offer price level ($2.875) and (ii) arrows pointing to the closing price on the following dates, such dates being annotated as set forth below:

       February 14, 1995         First quarter net $0.11/share vs. $0.10/share.
         March 22, 1995          Shareholders approved increase in authorized
                                 number of shares to 25 million.
          May 15, 1995           Second quarter net $0.03/share vs. $0.11/share.
          May 18, 1995           Plans to cut staff by 20%.
         July 19, 1995           Announces contract to provide asset recovery
                                 services to IBM.
         August 7, 1995          Announces plans to refinance and hires Alex.
                                 Brown.
        August 15, 1995          Third quarter net $1.90 loss vs. $0.13.
                                 Shutdown of Premier Division; $4.7MM
                                 restructuring charge.
        October 4, 1995          Century sets up Canadian support facilities.
       November 26, 1995         Announced fiscal year $1.79 loss vs. $0.87
                                 loss.
        January 2, 1996          Announces delay of filing 10-K.
        February 6, 1996         First quarter $0.01 vs. $0.11.

                                  PROJECT ZETA

                             Daily Price and Volume
                     February 15, 1995 - February 16, 1996

Graph depicts daily closing price and total volume traded of ZETA and includes a horizontal line at the tender offer price level ($2.875). In addition, the following is noted:

                 Average Daily Volume = 26,552
                 Annual Turnover = .851

                                  PROJECT ZETA

                             Daily Price and Volume
                       August 7, 1995 - February 16, 1996

Graph depicts daily closing price and total volume traded of ZETA and includes a horizontal line at the tender offer price level ($2.875). In addition, the following is noted:

                 Average Daily Volume = 26,058
                 Annual Turnover = .804

                                   BLUE SHEET

                                  PROJECT ZETA

     ZETA vs. Distributor Index, Contract Manufacturer Index, and S&P 500
                    February 16, 1995 - February 16, 1996


Graph depicting ZETA against PC Service Source, the S&P 500, and indices of the Distributors (CPLX, ARW, WYL, BELM, JACO) and Contract Manufacturers (JBIL, MERX, ACTM, SANM, ALRN, GRTK, DIIG, BHE, FLEXF, REPT). Each line is indexed to 100 on 2/16/95. It is noted that the Distributor and Contract Manufacturing Indices are weighted by market equity value.

                                     TAB 3

                                  PROJECT ZETA

                       CURRENT CAPITAL STRUCTURE POSITION

--------------------------------------------------------------------------------

GENERAL

o ZETA is leveraged with 79.0% debt to total capitalization and 3.8x debt to equity with over $50 million of total debt, including leases.
o The senior lenders have about $26.5 million of debt outstanding at the operating level with liens on all the assets.
o ZETA is in compliance with senior debt covenants only after negotiating a third bank amendment with the senior lenders.
o The third amendment to the bank agreement includes a requirement to complete a recapitalization no later than June 30, 1996 with substantial penalties and fees beginning on March 31, 1996.
o If the recapitalization is not completed by June 30, 1996, all future payments from the operating companies to pay the subordinated debt and other holding company obligations will be prohibited.

NEAR-TERM - (TWO TO FIVE MONTHS)

o Monthly fees and penalties of $50,000 are payable to the banks beginning March 31, 1996 until the banks are repaid.
o The interest rate on the bank debt will increase by 2% on June 30, 1996 if a recapitalization is not completed.
o The holding company will default July 31, 1996 on its capital lease obligation.
o The revolver will reach its maximum level in March 1996 and exceed its limit in June 1996.

INTERMEDIATE-TERM - (EIGHT MONTHS OR LONGER)

o The 7% subordinated convertible promissory notes of approximately $1.8 million will default in October 1996.
o 9 1/4% senior subordinated notes of approximately $8.5 million will default in November 1996.

                                  PROJECT ZETA

             OPERATING IMPLICATIONS OF CURRENT CAPITAL POSITION

--------------------------------------------------------------------------------

o ZETA's customers have generally reacted negatively to the Company's public financial statements and are increasingly concerned about balance sheet leverage.

o The Company has recently lost important business to competitors due to customer concerns about ZETA's financial strength and stability.

o Several important strategic relationships are now on hold or are dependent on the Company deleveraging its balance sheet.

o Suppliers are reducing credit availability and will likely require cash on delivery in the upcoming months if no recapitalization is consummated.

o This loss of trade credit, if it continues, will precipitate a liquidity crisis since ZETA does not have adequate availability under its revolver in March 1996.

                                  PROJECT ZETA

                          Current Corporate Structure
                              (December 31, 1995)

-------------------------------------------------------------------------------------------------------
----------------------------        --------------------------             ----------------------------
|Leases (1)      $2,816,000|------- |                        |             |9 1/4% Notes    $8,788,000|
----------------------------        |       ZETA, Inc.       |             |                          |
----------------------------        |                        |-------------|7 3/4% Debs     10,306,000|
|      Discontinued        |------- |   (Holding Company)    |             |                          |
|       Operations         |        |                        |             |7% Notes         1,766,000|
----------------------------        --------------------------             |               -----------|
                                                |                          |TOTAL          $20,860,000|
                                                |                          ----------------------------
                                                |
                                    --------------------------
                                    |                        |             ----------------------------
                                    |      ZETA Group        |             |Bank Debt:                |
                                    |                        |-------------|Term Loan      $18,000,000|
                                    |   (Operating Level)    |             |Revolver         8,550,000|
                                    |                        |             |               -----------|
                                    --------------------------             |TOTAL          $26,550,000|
                                                 |                         ----------------------------
                                                 |
                             -------------------------------------------
                             |                                         |
                        -----------                              ------------
                        |Century &|                              |  Asset   |
                        | Repairs |                              | Recovery |
                        -----------                              | Services |
                                                                 |  (ARS)   |
                                                                 ------------


----------------
(1)  $2.1MM is associated with discontinued operations.

                                  PROJECT ZETA

                      CURRENT CAPITAL STRUCTURE AND TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                               INTEREST, AMORTIZATION & PENALTIES
                                  BALANCE      ------------------------------------
                               DECEMBER 1995       FY Q2                 FY Q3                      DEFAULT/CASH FLOW IMPACT
                               -------------   --------------       ---------------   ----------------------------------------------
Bank Debt:
     Term Loan                  $18,000,000      $100,000               $150,000      o  Cash flow sweep of excess cash flow
     Revolver                     8,550,000       200,000                 50,000         annually each December 30.
                                                 --------                 50,000      o  Covenants and material adverse
                                                  300,000                 50,000         change clause.
                                                                        --------      o  Recap required by June 30; restriction
                                                                         300,000         on sub debt payments thereafter.

9 1/4% Senior Subordinated        8,788,000                              400,000      o  Principal due November 14, 1996;
Notes Due 1996                                                         (May 1996)        interest of $400,000 on May 14, 1996.


7 3/4% Convertible               10,306,000                              400,000      o  Principal due April 15, 2001; sinking
Subordinated Debentures                                              (April 1996)        fund payments due $117 in 1999 and
Due 2001                                                                                 $2,516 in 2000; interest of $400,000 due
                                                                                         on April 14, 1996; convertible at $11.66
                                                                                         per share.

7% Subordinated                   1,766,000        62,000                883,000      o  Principal due of $883,000 on October
Convertible Promissory                                                (Oct. 1996)        2, 1996 and October 2, 1997; interest
Notes                                                                                    of $62,000 due March 31, 1996;
                                                                                         convertible at $11.20 per share.

Leases                            2,816,000       192,975                192,975
                                -----------
Total Debt and Lease Financing  $50,226,000

Total Interest, Amortization                     --------             -----------
& Penalties                                      $554,975             $ 2,175,975

-----------------------------------------------------------------------------------
As of December 31, 1995:
Cash and Marketable Securities                                         $1,451,000
Tangible Equity                                                       (37,026,000)
Total Debt / Total Capitalization (including present value of leases)       79.0%
Senior / Subordinated Debt                                                   0.93
-----------------------------------------------------------------------------------

                                  PROJECT ZETA

                        Current Debt Repayment Schedule


($ In Thousands)

-----------------------------------------------------------------------------------------------------------------------

                                                      1996       1997      1998       1999    2000     2001       TOTAL
                                                      ----       ----      ----       ----    ----     ----       -----
Revolver                                                       Expires
Senior term debt (1)                                 $5,333     $5,333    $5,333     $2,001                      $18,000
7% subordinated convertible promissory notes            883        883                                             1,766
9-1/4% senior subordinated notes                      8,550                                                        8,550
7-3/4% convertible subordinated debentures                                              117    2,516    7,673     10,306
                                                    -------     ------    ------     ------   ------   ------    -------
                                                    $14,766     $6,216    $5,333     $2,118   $2,516   $7,673    $38,622(2)

                                 [BAR CHART]


(1)  Assumes level repayment and no cash flow sweep.
(2)  Does not include leases.

                                 PROJECT ZETA

                              Near-term Timeline


-------------------------------------------------------------------------------------------------------------------------------

No Recapitalization/Status Quo
------------------------------
                                                                           o Pay bank fee
o Signing of Third            o Pay bank fee of $100K                        of $150K
  Amendment                   o Pay penalty of $200K                       o Pay penalty
o Repricing of warrants                                                      of $50K
  to $2.18                                   o Pay penalty  o Pay penalty  o Interest rate
                                               of $50K        of $50K        increases 2%

-------------  -------------  -------------  -------------  -------------  ------------------------  -------------
January 12     February 29    March 31       April 30       May 30         June 30                   July 31

                              Q1 1996                                      Q2 1996                   Default on Chicago lease
                              ($0 - $300 cash availability)                ($0 cash availability,
                                                                           subordinated debt
                                                                           payments restricted;
                                                                           revolver limit exceeded)
-------------------------------------------------------------------------------------------------------------------------------

                                    TAB 4

                                  PROJECT ZETA

                          Historical Income Statement
                                 (In thousands)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      THREE MONTHS ENDED
                                                    FISCAL YEAR ENDED SEPTEMBER 30,                       DECEMBER 31,
                                               -----------------------------------------             ---------------------
                                                 1993          1994             1995                  1994           1995
                                                 ----          ----             ----                  ----           ----
Revenue:
  Century                                       $35,424       $43,004            $56,602             $14,644        $18,512
  ARS                                            19,268        29,165             42,722               9,780         11,593

Total (1)                                       $54,692       $72,169            $99,324             $24,424        $29,920(4)
Total - as Reported (2)                          58,328       120,386            141,852              37,761         29,920

Gross Profits:
  Century                                       $14,581       $16,936            $17,778              $5,296         $5,665
  ARS                                             1,897         7,442              9,947               2,350          2,313

Total (1)                                       $16,478       $24,378            $27,725              $7,646         $7,992(4)
Total - as Reported (2)                          11,274        26,350             34,582               9,991          7,992

Operating income (loss):
  Century                                         4,136         4,812              2,756                 750            983
  ARS                                               530         5,404              6,762               1,678          1,442
                                                    ---         -----              -----               -----          -----

Total (1)                                        $4,666       $10,216             $9,518              $2,428         $2,425
Total - as Reported (2)                           5,333           134             (8,304)              2,897          1,378
Total - (adds back one-time charges) (3)          5,333         4,238             (2,661)              2,897          1,378


-------------------
Note: Based on management numbers.
(1) Excludes businesses that ZETA management exited or restructured.
(2) As reported in ZETA's 10-K and 10-Q reports.
(3) Adds back restructuring charges and litigation expenses.
(4) Includes intercompany elimination which is not broken out in the Century and ARS divisions.

                                  PROJECT ZETA

                          Historical Income Statement
                                 (In thousands)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    THREE MONTHS ENDED
                                                    FISCAL YEAR ENDED SEPTEMBER 30,                     DECEMBER 31,
                                               -----------------------------------------           ---------------------
                                                 1993          1994             1995                1994           1995
                                                 ----          ----             ----                ----           ----
Growth Rates:
  Century                                          NA         21.4%             31.6%                 NA           26.4%
  ARS                                              NA         51.4%             46.5%                 NA           18.5%

Total (1)                                          NA         32.0%             37.6%                 NA           22.5%(4)
Total - as Reported (2)                            NA        106.4%             17.8%                 NA          -20.8%


Gross Margin:
  Century                                        41.2%        39.4%             31.4%               36.2%          30.6%
  ARS                                             9.8%        25.5%             23.3%               24.0%          20.0%

Total (1)                                        30.1%        33.8%             27.9%               31.3%          26.7%(4)
Total - as Reported (2)                          19.3%        21.9%             24.4%               26.5%          26.7%


Operating Income Margin:
  Century                                        11.7%        11.2%              4.9%                5.1%           5.3%
  ARS                                             2.8%        18.5%             15.8%               17.2%          12.4%

Total (1)                                         8.5%        14.2%              9.6%                9.9%           8.1%
Total - as Reported (2)                           9.1%         0.1%             -5.9%                7.7%           4.6%
Total - (adds back one-time charges) (3)          9.1%         3.5%             -1.9%                7.7%           4.6%


------------------
(1) Excludes businesses that ZETA management exited or restructured.
(2) As reported in ZETA's 10-K and 10-Q reports.
(3) Adds back restructuring charges and litigation expenses.
(4) Includes intercompany elimination which is not broken out in the Century and ARS divisions.

                                    TAB 5

                                  PROJECT ZETA

                       Review of the Proposed Transaction



I.       THE SECURITIES

o        Convertible Preferred Stock

         o       Up to $40 million convertible at 2.125 per share.
         o 7% dividends - payable in cash or stock at Company's option at conversion, redemption or liquidation.

o        Subordinated Notes

         o       10% semi-annual payments.
         o       Between 607,211 and 610,022 shares of common stock.


II.      OTHER

o WCAS nominates four Board candidates out of a maximum of seven Board members.

o 1% fee on preferred and subordinated debt investment and reasonable out-of-pocket expenses paid to WCAS.

o        A new option plan will be established for ZETA management.

                                  PROJECT ZETA
                       Review of the Proposed Transaction
                    (In thousands, except per share amounts)


------------------------------------------------------------------------------------------------------------------------------------
                       SOURCES                                                           PROPOSED USES (2)
----------------------------------------------------          ----------------------------------------------------------------------
                                   SHARES TENDERED                                                               SHARES TENDERED
                                --------------------                                                         -----------------------
                                 2,000        6,500                                                           2,000           6,500
                               -------      -------                                                          -------        --------
Cash on Hand (12/31/95)         $1,451       $1,451           Term Loan Repayment (3)                        $18,000        $18,000

Revolving Line of Credit (1)     2,000       10,000           Revolver Repayment (3)                           8,550          8,550

Senior Subordinated Notes       10,000       10,000           9 1/4% Senior Subordinated Debt Repayment (3     8,788          8,788

Convertible Preferred Stock     35,000       40,000           Self-Tender                                      5,750         18,688
                               -------      -------
  Total Sources                $48,451      $61,451           Chicago Lease Buyout                             2,100          2,100
                               =======      =======
                                                              Estimated Fees & Expenses                        4,510          4,510

                                                              Other (4)                                          241            241
--------------------------------------------------------
ASSUMPTIONS:                                                  Cash on Hand                                       512            575
  Convertible Preferred Price Per Share      $2.125                                                          -------        -------
  Tender Price Per Share                     $2.875             Total Uses                                   $48,451        $61,451
--------------------------------------------------------                                                     =======        =======


-------------------
(1) Reducing revolver with a beginning capacity of $35MM, decreasing $1MM per quarter for five years.
(2)  Does not include payment under the outstanding class action settlement.
(3)  Repayment of balance as of 12/31/95.
(4)  Includes accrued interest on 9 1/4% Senior Subordinated Debt as of
     12/31/95.

                                    TAB 6

                                 PROJECT ZETA

         Summary Financial Data of Selected Publicly Traded Companies


-----------------------------------------------------------------------------------
                                     ZETA(1)       MEAN   MEDIAN   HIGH    -   LOW
                                     --------     ------  ------  ------      -----
REVENUE:                               0.5 x

  Electronics Distributors                         0.6 x   0.5 x   0.8 x   -   0.3 x

  Contract Manufacturers                           1.2     1.0     2.5     -   0.3

EBITDA:                               10.3 x

  Electronics Distributors                         7.6 x   7.1 x  10.2 x   -   6.2 x

  Contract Manufacturers                          11.5     9.5    23.2     -   6.8

EBIT:                                 20.3 x

  Electronics Distributors                         8.4 x   7.8 x  11.3 x   -   6.7 x

  Contract Manufacturers                          15.1    11.3    33.7     -   9.3

NET DEBT/MARKET CAP.:                289.1%(2)

  Electronics Distributors                        49.1%   43.5%   88.5%       16.8%

  Contract Manufacturers                          21.2%    3.9%   96.8%      -11.4%


------------------
(1)  Based on December 31, 1995 financials, and a stock price of $1.69.
(2)  Includes leases.

--------------------------------------------------------------------------------
Alex. Brown & Sons
  Incorporated
                                  PROJECT ZETA
 Summary Financial Data of Selected Publicly Traded Electronics Manufacturers

                   ($ in millions, Except Per Share Figures)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       FINANCIAL COMPARISON
------------------------------------------------------------------------------------------------------------------------------------
                                                                 52 WEEK
                                                                PRICE RANGE        STOCK    SHARES     EQUITY
                                             FYE/            ----------------      PRICE      OUT      MARKET     TOTAL
       COMPANY               TICKER      TRAILING DATE         HIGH      LOW      2/16/96   (000'S)     CAP.      DEBT
--------------------------   ------      -------------       -------    -----     --------  -------    ------     -----
CERPLEX GROUP INC.            CPLX      Jan-93  / Oct-95     $10.75 -   $4.50      $5.63    13,119      $73.8      $66.8
ARROW ELECTRONICS INC.        ARW       Dec-94  / Sep-95     $59.75 -  $35.25     $41.30    50,603   $2,701.2     $148.4
WYLE ELECTRONICS              WYL       Dec-94  / Sep-95     $46.50 -  $20.00     $31.13    12,373     $185.1      $76.4
BELL MICROPRODUCTS INC.       BELM      Dec-94  / Sep-95     $13.50 -   $5.88      $6.38     8,278      $32.8      $44.3
JACO ELECTRONICS INC.         JACO      Jun-95  / Sep-95     $18.50 -   $4.50     $11.79     3,792      $43.1      $28.5
PC SERVICE SOURCE INC.        PCSS      Dec-95  / Sep-94     $12.25 -   $5.25      $9.88     3,897      $38.5       $9.2

ZETA                                    Sep-95  / Dec-95      $5.00 -   $1.50      $1.69     9,997      $16.9      $50.2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       FINANCIAL COMPARISON
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   BOOK
                                           ADJUSTED             LATEST TWELVE MONTHS               VALUE             EPS
                               CASH AND     MARKET   -----------------------------------------      PER        ----------------
       COMPANY                  EQUIV.       CAP.     REV.     OP. INC.    EBITDA     NET INC.     SHARE        LTM     CY96(1)
--------------------------     --------    --------  ------    --------    ------     --------     -----       -----    -------
CERPLEX GROUP INC.                $1.5      $139.1    $167.9     ($2.4)      $7.8       ($5.4)      $1.30      ($2.42)    $0.77
ARROW ELECTRONICS INC.           $77.6    $1,672.0  $5,614.3    $398.3     $434.8      $185.5      $20.11       $7.73     $4.80
WYLE ELECTRONICS                 $11.8      $449.7  $1,002.9     $52.4      $52.8       $31.1      $14.99       $2.38     $3.65
BELL MICROPRODUCTS INC.           $1.8       $95.5    $320.4     $13.5      $10.9        $6.3       $7.59       $0.77     $1.00
JACO ELECTRONICS INC.             $0.8       $71.2    $147.1      $6.3       $7.0        $2.5       $3.70       $0.99     $1.26
PC SERVICE SOURCE INC.            $0.7       $46.9     $60.1     ($1.3)     ($0.2)      ($1.0)      $2.96      ($0.23)       NA

ZETA                              $1.5       $65.6    $134.0      $3.2       $6.4       ($2.8)      $1.34      ($0.34)       NA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         MARKET MULTIPLES
------------------------------------------------------------------------------------------------------------------------------------
                                      3 YEAR CAGR               NET       LTM         ADJ. MARKET CAP. TO LTM
                                --------------------------     DEBT /     OPER.      --------------------------
       COMPANY                   REV.    OP. INC. NET INC.    MKT CAP    MARGIN      REV.    OP. INC.    EBITDA
--------------------------      ------   ------   --------    -------    ------      -----   --------    ------
CERPLEX GROUP INC.               43.6%    47.4%    982.5%      23.3%     -1.4%       0.8 x      NM         NM
ARROW ELECTRONICS INC.           38.5%    35.7%     32.3%      22.4%      7.1%       0.5 x     6.7 x      6.2 x
WYLE ELECTRONICS                 32.2%    10.0%     13.3%      16.8%      3.3%       0.4 x     8.5 x      7.7 x
BELL MICROPRODUCTS INC.          95.6%   178.1%    202.9%      81.0%      4.2%       0.3 x     7.1 x      6.4 x
JACO ELECTRONICS INC.            19.8%    26.7%     17.6%      65.5%      4.3%       0.3 x    11.1 x     10.2 x
PC SERVICE SOURCE INC.          107.7%   152.0%    194.8%      22.0%     -2.5%       0.8 x      NM         NM

   ------------------------------------------------------------------------------------------------------------
   Mean                          56.4%    75.0%    240.6%      49.1%      2.8%       0.6 x     8.4 x      7.6 x
   ------------------------------------------------------------------------------------------------------------
   Median                        41.1%    41.5%    113.6%      43.5%      4.2%       0.5 x     7.8 x      7.1 x
   ------------------------------------------------------------------------------------------------------------
   Adjusted Mean (2)             52.7%    65.4%    111.9%      47.3%      4.8%       0.5 x     7.8 x      7.1 x
   ------------------------------------------------------------------------------------------------------------
   High                         107.7%   178.3%    982.5%      88.5%      7.1%       0.8 x    11.3 x     10.2 x
   ------------------------------------------------------------------------------------------------------------
   Low                           19.8%    10.0%     13.3%      16.8%     -2.5%       0.3 x     6.7 x      6.2 x
   ------------------------------------------------------------------------------------------------------------

ZETA                             55.9%    92.3%       NA      289.1%      2.4%       0.5 x    20.3 x     10.3 x
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         MARKET MULTIPLES
------------------------------------------------------------------------------------------------------------------------------------
                                         STOCK PRICE TO:          LONG-TERM
                                 -------------------------------  EARNINGS    CY96 P/E
                                  LTM        CY96      BOOK VAL.   GROWTH    TO GROWTH
       COMPANY                    EPS         EPS      PER SHARE    RATE        RATE
--------------------------       ------      -----     ---------  ---------  ---------
CERPLEX GROUP INC.                 NM         7.3 x       4.7 x     20.5%      35.6%
ARROW ELECTRONICS INC.           11.7 x       9.1 x       2.2 x     17.2%      52.7%
WYLE ELECTRONICS                 13.1 x       8.5 x       2.1 x     15.7%      54.3%
BELL MICROPRODUCTS INC.           8.3 x       6.4 x       0.8 x     25.0%      25.5%
JACO ELECTRONICS INC.            11.5 x       9.1 x       3.1 x     20.0%      45.3%
PC SERVICE SOURCE INC.             NM          NA         3.3 x       NA         NA

   ---------------------------------------------------------------------------------
   Mean                          11.1 x       8.1 x       2.7 x     19.7%      42.7%
   ---------------------------------------------------------------------------------
   Median                        11.6 x       8.5 x       2.6 x     20.0%      45.3%
   ---------------------------------------------------------------------------------
   Adjusted Mean (2)             11.6 x       8.3 x       2.7 x     19.2%      44.5%
   ---------------------------------------------------------------------------------
   High                          13.1 x       9.1 x       4.7 x     25.0%      34.3%
   ---------------------------------------------------------------------------------
   Low                            8.3 x       6.4 x       0.8 x     15.7%      25.5%
   ---------------------------------------------------------------------------------

ZETA                               NM          NA         1.3 x       NA         NA
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Notes
--------------------------------------------------------------------------------

(1) Source: I/B/E/S mean estimates when available, otherwise Bloomberg estimates.
(2) Excludes all negatives, and the high and low positive numbers.


NOTE: All numbers are adjusted to exclude discountinued operations, extraordinary items, restructuring and other one-time charges, and changes in accounting principles.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Alex. Brown & Sons
  Incorporated
                                  PROJECT ZETA
   Summary Financial Data of Selected Publicly Traded Contract Manufacturers

                   ($ in millions, Except Per Share Figures)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       FINANCIAL COMPARISON
------------------------------------------------------------------------------------------------------------------------------------
                                                                 52 WEEK
                                                                PRICE RANGE        STOCK    SHARES     EQUITY
                                             FYE/            ----------------      PRICE      OUT      MARKET     TOTAL
       COMPANY               TICKER      TRAILING DATE         HIGH      LOW      2/16/96   (000'S)     CAP.      DEBT
--------------------------   ------      -------------       -------    -----     --------  -------    ------     -----
JABIL CIRCUIT INC.            JBIL      Aug-95  / Nov-95     $23.00 -   $4.75      $8.25    17,671     $145.8     $104.5
MERIX CORP.                   MERX      May-95  / Nov-95     $39.25 -  $20.63     $32.25     6,103     $196.8      $28.3
ACT MANUFACTURING INC.        ACTM      Dec-94  / Sep-95     $19.75 -   $9.13     $10.50     8,663      $91.0       $0.4
SANMINA CORP.                 SANM      Sep-95  / Sep-95     $57.75 -  $27.75     $55.00     8,204     $451.2      $86.3
DOVATRON INTERNATIONAL        DIIG      Dec-94  / Sep-95     $38.00 -  $17.50     $34.25     8,097     $277.3      $49.8
ALTRON INC.                   ALRN      Dec-94  / Sep-95     $34.25 -  $13.50     $28.50     9,958     $283.8       $7.8
GROUP TECHNOLOGIES CORP.      GRTK      Dec-94  / Oct-95      $8.00 -   $1.88      $3.00    15,733      $47.2      $46.9
BENCHMARK ELECTRONICS INC.    BHE       Dec-94  / Sep-95     $31.88 -  $20.25     $26.00     4,020     $104.5       $0.0
FLEXTRONICS INT'L LTD.        FLEXF     Mar-95  / Sep-95     $33.25 -  $13.00     $33.00    12,798     $422.3      $23.1
REPTRON ELECTRONICS INC.      REPT      Dec-94  / Sep-95     $18.13 -  $10.38     $14.88     6,048      $90.0      $51.7

ZETA                                    Sep-95  / Dec-95      $5.00 -   $1.50      $1.69     9,997      $16.9      $48.1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       FINANCIAL COMPARISON
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   BOOK
                                           ADJUSTED             LATEST TWELVE MONTHS               VALUE             EPS
                               CASH AND     MARKET   -----------------------------------------      PER        ----------------
       COMPANY                  EQUIV.       CAP.     REV.     OP. INC.    EBITDA     NET INC.     SHARE        LTM       CY96
--------------------------     --------    --------  ------    --------    ------     --------     -----       -----     ------
JABIL CIRCUIT INC.                $3.4      $246.9   $691.1      $23.2      $36.6       $10.7       $5.89       $0.66     $1.03
MERIX CORP.                      $21.7      $203.4   $183.2      $18.0      $21.7       $11.6       $9.58       $1.78     $2.42
ACT MANUFACTURING INC.           $10.8       $80.6   $111.9       $8.6       $9.4        $5.0       $3.90       $0.66     $1.07
SANMINA CORP.                   $114.1      $423.4   $167.8      $27.1      $31.8       $17.0       $8.19       $2.02     $2.88
DOVATRON INTERNATIONAL           $12.4      $314.7   $140.9      $14.7      $21.7        $8.2      $12.77       $1.01     $2.50
ALTRON INC.                      $34.3      $257.3   $131.3      $20.3      $25.1       $12.5       $7.57       $1.33     $2.16
GROUP TECHNOLOGIES CORP.          $1.2       $92.9   $233.9      ($8.5)     ($4.0)      ($7.6)      $2.33      ($0.50)    $0.02
BENCHMARK ELECTRONICS INC.        $5.8       $98.7    $94.9       $9.6      $11.8        $6.3      $11.20       $1.54     $1.65
FLEXTRONICS INT'L LTD.            $3.9      $441.5   $321.4      $13.1      $19.0        $9.4       $6.91       $0.74     $1.66
REPTRON ELECTRONICS INC.          $0.9      $140.8   $198.9      $12.9      $14.9        $6.5       $6.52       $1.06     $1.50



ZETA                              $1.5       $63.5   $134.0        $3.2       $6.4       ($2.8)      $1.34      ($0.34)       NA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         MARKET MULTIPLES
------------------------------------------------------------------------------------------------------------------------------------
                                      3 YEAR CAGR               NET       LTM         ADJ. MARKET CAP. TO LTM
                                --------------------------     DEBT /     OPER.      --------------------------
       COMPANY                   REV.    OP. INC. NET INC.    MKT CAP    MARGIN      REV.    OP. INC.    EBITDA
--------------------------      ------   ------   --------    -------    ------      -----   --------    ------
JABIL CIRCUIT INC.               29.3%    -0.9%     -5.5%      69.4%      3.4%       0.4 x    10.7 x      6.8 x
MERIX CORP.                      20.1%    42.7%     43.3%       3.4%     15.7%       1.8 x    11.3 x      9.4 x
ACT MANUFACTURING INC.           77.4%    99.5%    104.6%     -11.4%      7.7%       0.7 x     9.3 x      8.6 x
SANMINA CORP.                    37.7%    47.7%     82.4%      -6.2%     16.1%       2.5 x    15.6 x     13.3 x
DOVATRON INTERNATIONAL           43.4%   -13.1%    -14.5%      13.5%      4.8%       1.0 x    21.4 x     14.5 x
ALTRON INC.                      23.6%   137.1%    161.3%      -9.3%     15.5%       2.0 x    12.6 x     10.3 x
GROUP TECHNOLOGIES CORP.         53.4%    33.0%     21.1%      96.8%     -3.1%       0.3 x      NM         NM
BENCHMARK ELECTRONICS INC.       39.2%    39.9%     34.4%      -5.6%     10.1%       1.0 x    10.3 x      8.3 x
FLEXTRONICS INT'L LTD.           53.5%   173.5%       NA        4.5%      4.1%       1.4 x    33.7 x     23.2 x
REPTRON ELECTRONICS INC.         40.2%    82.1%    121.6%      56.5%      6.5%       0.7 x    10.9 x      9.5 x

   ------------------------------------------------------------------------------------------------------------
   Mean                          41.8%    64.1%     61.0%      21.2%      8.1%       1.2 x    15.1 x     11.5 x
   ------------------------------------------------------------------------------------------------------------
   Median                        39.7%    45.2%     43.3%       3.9%      7.1%       1.0 x    11.3 x      9.5 x
   ------------------------------------------------------------------------------------------------------------
   Adjusted Mean #u(2)           40.0%    68.9%     67.9%      43.5%      9.2%       1.1 x    13.3 x     10.6 x
   ------------------------------------------------------------------------------------------------------------
   High                          77.4%   173.5%    161.3%      96.8%     16.1%       2.5 x    33.7 x     23.2 x
   ------------------------------------------------------------------------------------------------------------
   Low                           20.1%   -13.1%    -14.5%     -11.4%     -3.1%       0.3 x     9.3 x      6.8 x
   ------------------------------------------------------------------------------------------------------------

ZETA                             55.9%    92.3%       NA      289.1%      2.4%       0.5 x    20.3 x     10.3 x
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         MARKET MULTIPLES
------------------------------------------------------------------------------------------------------------------------------------
                                                                  LONG-TERM
                                         STOCK PRICE TO:          EARNINGS    CY96 P/E
                                  LTM        CY96      BOOK VAL.   GROWTH    TO GROWTH
       COMPANY                    EPS         EPS      PER SHARE    RATE        RATE
--------------------------       ------      -----     ---------  ---------  ---------
JABIL CIRCUIT INC.               12.5 x       8.0 x       1.4 x     22.5%      35.5%
MERIX CORP.                      18.1 x      13.4 x       3.4 x     25.0%      53.4%
ACT MANUFACTURING INC.           15.9 x       9.8 x       2.7 x     25.0%      39.3%
SANMINA CORP.                    27.2 x      19.1 x       6.7 x     26.9%      71.1%
DOVATRON INTERNATIONAL           33.9 x      13.7 x       2.7 x     20.0%      68.5%
ALTRON INC.                      21.4 x      13.2 x       3.8 x     20.3%      65.0%
GROUP TECHNOLOGIES CORP.           NM          NM         1.3 x     20.0%        NM
BENCHMARK ELECTRONICS INC.       16.9 x      15.8 x       2.3 x     22.5%      70.0%
FLEXTRONICS INT'L LTD.           44.5 x      19.8 x       4.8 x     27.5%      72.2%
REPTRON ELECTRONICS INC.         14.0 x       9.9 x       2.3 x     20.0%      49.6%

   ---------------------------------------------------------------------------------
   Mean                          22.7 x      13.6 x       3.3 x     23.0%      58.3%
   ---------------------------------------------------------------------------------
   Median                        18.1 x      13.4 x       2.7 x     22.5%      65.0%
   ---------------------------------------------------------------------------------
   Adjusted Mean #u(2)           21.1 x      13.5 x       3.1 x     22.8%      59.5%
   ---------------------------------------------------------------------------------
   High                          44.5 x      19.8 x       6.7 x     27.5%      72.2%
   ---------------------------------------------------------------------------------
   Low                           12.5 x       8.0 x       1.3 x     20.0%      35.5%
   ---------------------------------------------------------------------------------

ZETA                               NM          NA         1.3 x       NA         NA
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    Notes
--------------------------------------------------------------------------------

(1) Source: I/B/E/S mean estimates when available, otherwise Bloomberg estimates.
(2) Excludes all negatives, and the high and low positive numbers.


NOTE: All numbers are adjusted to exclude discountinued operations, extraordinary items, restructuring and other one-time charges, and changes in accounting principles.
--------------------------------------------------------------------------------

                                  BLUE SHEET

                                 PROJECT ZETA
                              Break Up Analysis
                                (In thousands)

------------------------------------------------------------------------------------------------------------------------
                                  ANNUALIZED
                                  CY95 Q4 (1)       MULTIPLE RANGE (2)     IMPLIED VALUE RANGE (3) (4)      MIDPOINT
                                  -----------       ------------------     ----------------------------     ---------
Century and Repair
  Revenues                         $74,048           0.4 x    0.5 x          $29,619  -  $37,024          $33,322
   EBITDA                            4,696           6.0 x   10.0 x           28,176  -   46,960           37,568
    EBITA                            3,932           7.0 x   11.0 x           27,524  -   43,252           35,388

Value Range / Midpoint                                                        28,572  -   41,992           35,445


Asset Recovery Services
  Revenues                          46,372           0.3 x    0.5 x          $13,912  -  $23,186          $18,549
   EBITDA                            6,752           4.0 x    6.0 x           27,008  -   40,512           33,760
    EBITA                            5,768           5.0 x    7.0 x           28,840  -   40,376           34,608

Value Range / Midpoint                                                        21,376  -   31,849           26,578


------------------------------------------------------------------------------------------------------------------------
Total Implied Value                                                          $49,947     $73,841          $62,023
------------------------------------------------------------------------------------------------------------------------
Less:  Bank Debt                                                             (26,550)    (26,550)         (26,550)

Implied Value to Holding Company Securities                                  $23,397     $47,291          $35,473

Holding Company Debt                                                         (21,575)    (21,575)         (21,575)
                                                                             -------     -------          -------
------------------------------------------------------------------------------------------------------------------------
Implied Value to Equity                                                       $1,822     $25,716          $13,898
                                                                              ======     =======          =======
Implied Value Per Share (5)                                                    $0.18       $2.57            $1.39
------------------------------------------------------------------------------------------------------------------------


---------------
NOTE:  Due to bank lien on assets, sales process could be protracted.
(1)  Based upon actual fiscal year 1996 Q1, excluding discontinued operations.
(2)  Does not assume a discount for a distressed sale.
(3) Implied value before any restructuring charges, sale costs and discounts due to time value of money.
(4) Does not include impact on taxes associated with a gain on sale; existing NOL's and capital losses are asssumed to shelter gains.
(5)  Assumes 9.997MM shares outstanding.

                                 PROJECT ZETA
                             Liquidation Analysis
                                (In thousands)

-------------------------------------------------------------------------------------------------------------------------
                                                    BALANCE
                                                     SHEET              LIQUIDATION                  LIQUIDATION
                                                   12/31/95             FACTOR RANGE                 VALUE RANGE
                                                  ----------           --------------               -------------
Assets
  Cash                                               $1,451            1.00  -    1.00            $1,451  -    $1,451
  Gross Trade Receivables                            12,184            0.70  -    0.80             8,529  -     9,747
  Inventories                                         4,964            0.40  -    0.50             1,986  -     2,482
  Other Current Assets                                1,001            0.00  -    0.40                 0  -       400

  PP&E                                                5,523            0.10  -    0.40               552  -     2,209
  Intangible                                         50,381            0.00  -    0.00                 0  -         0
                                                   --------                                     --------     --------
    Total Liquidating Assets                        $75,504                                      $12,518  -   $16,290
                                                   --------                                     --------     --------

Liabilities
  Bank Debt                                         (26,550)                                     (26,550) -   (26,550)
                                                   --------                                     --------     --------
  Equity (Deficit) Before Holding
    Company Debt and Liquidation
    Costs                                           $48,954                                     ($14,032) -  ($10,260)

  Holding Company Debt                              (21,575)                                     (21,575) -   (21,575)
                                                   --------                                     --------     --------
  Equity (Deficit) Before Liquidation
    Costs                                            27,379                                      (35,607) -   (31,835)

  Database (1)                                                                                     2,000  -    10,000
                                                                                                --------     --------

-------------------------------------------------------------------------------------------------------------------------
  Equity (Deficit) Before Liquidation Costs                                                      (33,607) -   (21,835)
  Per Share (2)                                                                                   ($3.36) -    ($2.18)
-------------------------------------------------------------------------------------------------------------------------

----------------------
(1)  Based on managment estimate of range of potential values.
(2)  Based on 9.997MM shares outstanding.

                                  BLUE SHEET

                                 PROJECT ZETA
                 Post Recapitalization Balance Sheet Summary
                                (In thousands)



--------------------------------------------------------------------------------------------------------
                                                                         POST-RECAPITALIZATION
                                                                            SHARES TENDERED
                                         AS OF                        ----------------------------
                                       12/31/95                         2,000               6,500
                                       --------                       --------             -------
Senior Debt                             $26,550                         $4,000             $12,000

Total Debt and Leases (1)                50,225                         25,033              33,041

Total Equity                             13,355                         38,890              30,944

Tangible Equity                         (37,026)                       (11,782)            (19,728)

Total Debt / Total Cap. (1)                79.0%                          39.2%               51.6%

Total Debt / Equity (1)                    3.76 x                         0.64 x              1.07 x

EBITDA / Interest                          1.17 x                         2.96 x              2.25 x


---------------
(1)  Total Debt includes Chicago lease.

                                  PROJECT ZETA
                Post Recapitalization Implied Valuation Summary
                   ($ In thousands, except per share amounts)

------------------------------------------------------------------------------------------------------------------------------------
----------------------------
Shares Tendered =      2,000
----------------------------
                                                              CONTRACT MANUFACTURING                     DISTRIBUTORS
                                             AS OF         ----------------------------          -----------------------------
                                           12/31/95        LOW        HIGH       MEDIAN          LOW         HIGH       MEDIAN
                                           --------        ---        ----       ------          ---         ----       ------
Enterprise Value as a Multiple of:
----------------------------------
  LTM Revenue                                              0.3 x      2.5 x        1.0 x         0.3 x        0.8 x      0.5 x

  LTM EBITDA                                               6.8 x     23.2 x        9.5 x         6.2 x       10.2 x      7.1 x

  LTM EBIT                                                 9.3 x     33.7 x       11.3 x         6.7 x       11.3 x      7.8 x

Equity Market Value as a Multiple of:
-------------------------------------
  CY 1996 EPS                                              8.0 x     19.8 x       13.4 x         6.4 x        9.1 x      8.5 x

------------------------------------------------------------------------------------------------------------------------------------

Value of ZETA (per share)
to Non-Tendering Shares
-------------------------
  LTM Revenue                              $134,011      $0.55     $10.49        $3.71         $0.55        $2.81      $1.46

  LTM EBITDA                                  6,368      $0.66      $4.18        $1.24         $0.53        $1.39      $0.72

  LTM EBIT                                    3,227      $0.21      $2.86        $0.43        ($0.07)       $0.43      $0.05

  CY 1996 EPS                                 5,677      $1.53      $3.79        $2.56         $1.22        $1.74      $1.63


                                                     MERGERS & ACQUISITIONS                        DCF
                                                 ------------------------------              ---------------
                                                 LOW         HIGH        MEDIAN              LOW        HIGH
                                                 ---         ----        ------              ---        ----
Enterprise Value as a Multiple of:
----------------------------------
  LTM Revenue                                    0.2 x        4.0 x        0.6 x

  LTM EBITDA                                      NA           NA           NA

  LTM EBIT                                       9.3 x       12.1 x       10.3 x

Equity Market Value as a Multiple of:
-------------------------------------
  CY 1996 EPS                                     NA           NA           NA

--------------------------------------------------------------------------------------------------------------

Value of ZETA (per share)                                                                    $2.78      $5.33
to Non-Tendering Shares
-------------------------
  LTM Revenue                                  $0.10       $17.26        $1.91

  LTM EBITDA                                      NA           NA           NA

  LTM EBIT                                     $0.21        $0.51        $0.32

  CY 1996 EPS                                     NA           NA           NA

                                  PROJECT ZETA
                Post Recapitalization Implied Valuation Summary
                   ($ In thousands, except per share amounts)

------------------------------------------------------------------------------------------------------------------------------------
----------------------------
Shares Tendered =      6,500
----------------------------
                                                              CONTRACT MANUFACTURING                     DISTRIBUTORS
                                             AS OF         ----------------------------          -----------------------------
                                           12/31/95        LOW        HIGH       MEDIAN          LOW         HIGH       MEDIAN
                                           --------        ---        ----       ------          ---         ----       ------
Enterprise Value as a Multiple of:
----------------------------------
  LTM Revenue                                             0.3 x       2.5 x       1.0 x          0.3 x       0.8 x        0.5 x

  LTM EBITDA                                              6.8 x      23.2 x       9.5 x          6.2 x      10.2 x        7.1 x

  LTM EBIT                                                9.3 x      33.7 x      11.3 x          6.7 x      11.3 x        7.8 x

Equity Market Value as a Multiple of:
-------------------------------------
  CY 1996 EPS                                             8.0 x      19.8 x      13.4 x          6.4 x       9.1 x        8.5 x

------------------------------------------------------------------------------------------------------------------------------------

Value of ZETA (per share)
to Non-Tendering Shares
-------------------------
  LTM Revenue                            $134,011       $0.31      $11.20       $3.78          $0.31       $2.79        $1.30

  LTM EBITDA                                6,368       $0.43       $4.29       $1.06          $0.29       $1.23        $0.50

  LTM EBIT                                  3,227      ($0.06)      $2.85       $0.18         ($0.37)      $0.18       ($0.24)

  CY 1996 EPS                               5,201       $1.54       $3.80       $2.57          $1.23       $1.75        $1.63

                                                     MERGERS & ACQUISITIONS                        DCF
                                                 ------------------------------              ---------------
                                                 LOW         HIGH        MEDIAN              LOW        HIGH
                                                 ---         ----        ------              ---        ----
Enterprise Value as a Multiple of:
----------------------------------
  LTM Revenue                                     0.2 x       4.0 x        0.6 x

  LTM EBITDA                                       NA          NA           NA

  LTM EBIT                                        9.3 x      12.1 x       10.3 x

Equity Market Value as a Multiple of:
-------------------------------------
  CY 1996 EPS                                      NA          NA           NA

-----------------------------------------------------------------------------------------------------------------

Value of ZETA (per share)                                                                $2.83       $5.67
to Non-Tendering Shares
-------------------------
  LTM Revenue                                  ($0.18)     $18.63        $1.80

  LTM EBITDA                                       NA          NA           NA

  LTM EBIT                                     ($0.06)      $0.27        $0.06

  CY 1996 EPS                                      NA          NA           NA

                                 PROJECT ZETA
             Per Share Blended Value to Tender Pool Shareholders
                            (Shares in thousands)


------------------------------------------------------------------------------------------------------------------------------------
Blended Value per share
-----------------------
                                                                    AMOUNT TENDERED
                          --------------------------------------------------------------------------------------------------
                          SHARES      2,000    2,500    3,000    3,500    4,000    4,500    5,000   5,500    6,000    6,500
                          --------------------------------------------------------------------------------------------------
                          PERCENT      21.3%    26.6%    31.9%    37.2%    42.5%    47.9%    53.2%   58.5%    63.8%    69.1%
                          --------------------------------------------------------------------------------------------------
                              $1.00   $1.40    $1.50    $1.60    $1.70    $1.80    $1.90    $2.00   $2.10    $2.20    $2.30
                               1.25    1.60     1.68     1.77     1.85     1.94     2.03     2.11    2.20     2.29     2.37
                               1.50    1.79     1.87     1.94     2.01     2.08     2.16     2.23    2.30     2.38     2.45
                               1.75    1.99     2.05     2.11     2.17     2.23     2.29     2.35    2.41     2.47     2.53
                               2.00    2.19     2.23     2.28     2.33     2.37     2.42     2.47    2.51     2.56     2.60
                               2.25    2.38     2.42     2.45     2.48     2.52     2.55     2.58    2.62     2.65     2.68
                               2.50    2.58     2.60     2.62     2.64     2.66     2.68     2.70    2.72     2.74     2.76
                               2.75    2.78     2.78     2.79     2.80     2.80     2.81     2.82    2.82     2.83     2.84
  Stub Value Per Share         2.88    2.88     2.88     2.88     2.88     2.88     2.88     2.88    2.88     2.88     2.88
                               3.00    2.97     2.97     2.96     2.95     2.95     2.94     2.93    2.93     2.92     2.91
                               3.25    3.17     3.15     3.13     3.11     3.09     3.07     3.05    3.03     3.01     2.99
                               3.50    3.37     3.33     3.30     3.27     3.23     3.20     3.17    3.13     3.10     3.07
                               3.75    3.56     3.52     3.47     3.42     3.38     3.33     3.28    3.24     3.19     3.15
                               4.00    3.76     3.70     3.64     3.58     3.52     3.46     3.40    3.34     3.28     3.22
                               4.25    3.96     3.88     3.81     3.74     3.67     3.59     3.52    3.45     3.37     3.30
                               4.50    4.15     4.07     3.98     3.90     3.81     3.72     3.64    3.55     3.46     3.38
                               4.75    4.35     4.25     4.15     4.05     3.95     3.85     3.75    3.65     3.55     3.45
                               5.00    4.55     4.43     4.32     4.21     4.10     3.98     3.87    3.76     3.64     3.53


Premium Over Current Stock Price
--------------------------------
                                                                    AMOUNT TENDERED
                          --------------------------------------------------------------------------------------------------
                          SHARES      2,000    2,500    3,000    3,500    4,000    4,500    5,000   5,500    6,000    6,500
                          --------------------------------------------------------------------------------------------------
                          PERCENT      21.3%    26.6%    31.9%    37.2%    42.5%    47.9%    53.2%   58.5%    63.8%    69.1%
                          --------------------------------------------------------------------------------------------------
                              $1.00   -17.1%   -11.2%    -5.3%     0.6%     6.5%    12.4%    18.3%   24.3%    30.2%    36.1%
                               1.25    -5.4%    -0.3%     4.8%     9.9%    15.0%    20.2%    25.3%   30.4%    35.5%    40.6%
                               1.50     6.2%    10.6%    14.9%    19.2%    23.6%    27.9%    32.2%   36.6%    40.9%    45.2%
                               1.75    17.9%    21.4%    25.0%    28.5%    32.1%    35.6%    39.2%   42.7%    46.2%    49.8%
                               2.00    29.5%    32.3%    35.1%    37.8%    40.6%    43.3%    46.1%   48.9%    51.6%    54.4%
                               2.25    41.2%    43.2%    45.2%    47.1%    49.1%    51.1%    53.0%   55.0%    57.0%    58.9%
                               2.50    52.9%    54.1%    55.2%    56.4%    57.6%    58.8%    60.0%   61.1%    62.3%    63.5%
                               2.75    64.5%    64.9%    65.3%    65.7%    66.1%    66.5%    66.9%   67.3%    67.7%    68.1%
  Stub Value Per Share         2.88    70.4%    70.4%    70.4%    70.4%    70.4%    70.4%    70.4%   70.4%    70.4%    70.4%
                               3.00    76.2%    75.8%    75.4%    75.0%    74.6%    74.2%    73.8%   73.4%    73.1%    72.7%
                               3.25    87.9%    86.7%    85.5%    84.3%    83.1%    82.0%    80.8%   79.6%    78.4%    77.2%
                               3.50    99.5%    97.6%    95.6%    93.6%    91.7%    89.7%    87.7%   85.7%    83.8%    81.8%
                               3.75   111.2%   108.4%   105.7%   102.9%   100.2%    97.4%    94.6%   91.9%    89.1%    86.4%
                               4.00   122.9%   119.3%   115.8%   112.2%   108.7%   105.1%   101.6%   98.0%    94.5%    90.9%
                               4.25   134.5%   130.2%   125.9%   121.5%   117.2%   112.9%   108.5%  104.2%    99.9%    95.5%
                               4.50   146.2%   141.1%   135.9%   130.8%   125.7%   120.6%   115.5%  110.3%   105.2%   100.1%
                               4.75   157.8%   151.9%   146.0%   140.1%   134.2%   128.3%   122.4%  116.5%   110.6%   104.7%
                               5.00   169.5%   162.8%   156.1%   149.4%   142.7%   136.0%   129.3%  122.6%   115.9%   109.2%

                                 PROJECT ZETA
                   Per Share Value of Non-Tendering Shares
                            (Shares in thousands)

Stub Value Per Share
--------------------
                                                                    AMOUNT TENDERED
                          --------------------------------------------------------------------------------------------------
                          SHARES      2,000    2,500    3,000    3,500    4,000    4,500    5,000   5,500    6,000    6,500
                          --------------------------------------------------------------------------------------------------
                          PERCENT      21.3%    26.6%    31.9%    37.2%    42.5%    47.9%    53.2%   58.5%    63.8%    69.1%
                          --------------------------------------------------------------------------------------------------
                              $2.00   $1.76    $1.68    $1.59    $1.48    $1.35    $1.20    $1.01   $0.77    $0.46    $0.04
                               2.25    2.08     2.02     1.96     1.88     1.79     1.68     1.54    1.37     1.15     0.85
                               2.50    2.40     2.36     2.32     2.28     2.22     2.16     2.07    1.97     1.84     1.66
                               2.75    2.72     2.70     2.69     2.68     2.66     2.64     2.61    2.57     2.53     2.47
                               3.00    3.03     3.05     3.06     3.07     3.09     3.11     3.14    3.18     3.22     3.28
                               3.25    3.35     3.39     3.43     3.47     3.53     3.59     3.68    3.78     3.91     4.09
                               3.50    3.67     3.73     3.79     3.87     3.96     4.07     4.21    4.38     4.60     4.90
                               3.75    3.99     4.07     4.16     4.27     4.40     4.55     4.74    4.98     5.29     5.71
  Blended Value Per Share      4.00    4.30     4.41     4.53     4.67     4.83     5.03     5.28    5.59     5.98     6.52
                               4.25    4.62     4.75     4.89     5.07     5.27     5.51     5.81    6.19     6.67     7.33
                               4.50    4.94     5.09     5.26     5.46     5.70     5.99     6.35    6.79     7.37     8.14
                               4.75    5.26     5.43     5.63     5.86     6.14     6.47     6.88    7.39     8.06     8.95
                               5.00    5.57     5.77     6.00     6.26     6.57     6.95     7.41    8.00     8.75     9.76
                               5.25    5.89     6.11     6.36     6.66     7.01     7.43     7.95    8.60     9.44    10.57
                               5.50    6.21     6.45     6.73     7.06     7.44     7.91     8.48    9.20    10.13    11.38
                               5.75    6.53     6.79     7.10     7.45     7.88     8.39     9.02    9.80    10.82    12.19
                               6.00    6.84     7.13     7.46     7.85     8.31     8.87     9.55   10.40    11.51    13.00

                                 PROJECT ZETA

                   Average Premium Over Target Stock Price

Graphically depicts the annual merger and acquisition stock price premium of offer over the price one day before the announcement date, and four weeks before the announcement date for 1990 through 1994 and the year to date through the end of the second quarter of 1995.


         YEAR                    PREMIUM ONE DAY BEFORE ANNOUNCE    PREMIUM FOUR WEEKS BEFORE ANNOUNCE
                           1990            36.4%                                45.0%
                           1991            37.8%                                53.3%
                           1992            39.9%                                47.4%
                           1993            34.2%                                42.0%
                           1994            36.0%                                44.2%
                        Q2 1995            34.6%                                44.6%



Source:  IDD Mergers & Acquisitions, May 1995 and September 1995.

                                   BLUE SHEET

                                 PROJECT ZETA
                Premium Paid in Change of Control Transactions
                      Involving Less Than 100% of Stock

------------------------------------------------------------------------------------------------------------------------------------
                                                   VALUE OF     PERCENT OF                   PREMIUM ONE        PREMIUM FOUR
   DATE                                           TRANSACTION    SHARES         OFFER         DAY BEFORE        WEEKS BEFORE
ANNOUNCED   ACQUIROR / TARGET                     ($ MIL)       PURCHASED       PRICE        ANNOUNCEMENT       ANNOUNCEMENT
------------------------------------------------------------------------------------------------------------------------------------
01/05/95    Minnesota Power & Light Co. /           $165.30         80.0%        $17.00             19.3%                38.8%
                ADESA Corp.

12/22/94    ZENECA Group  PLC /                      194.40         50.0%         37.75             29.1%                69.7%
                Salick Health Care Inc.

07/21/94    Roaster's Corp. /                         10.50         56.0%          6.00             -5.9%                14.3%
                Clucker's Wood Roasted Chicken

05/05/94    Fresenius AG /                            22.70         53.0%          6.50             67.7%                52.9%
                Gull Laboratories

11/01/93    Abaco Casa del Bolsa /                    27.30         51.0%         10.50             61.5%                90.9%
                Rodman & Renshaw Capital

10/08/93    Hoechst Celanese Corp. /                 546.00         51.0%         55.00             10.0%                28.7%
                Copley Pharmaceutical

06/03/93    Rhone-Poulenc /                        1,706.40         50.1%         79.00             58.0%                74.0%
                Rorer Group

02/02/90    Roche /                                      NA         50.0%         36.00             66.0%                66.0%
                Genentech
                                                                ==============================================================
                                                                Mean                                38.2%                54.4%
                                                                --------------------------------------------------------------
                                                                Median                              43.6%                59.5%
                                                                --------------------------------------------------------------
                                                                High                                67.7%                90.9%
                                                                --------------------------------------------------------------
                                                                Low                                 -5.9%                14.3%
                                                                ==============================================================

            ------------------------------------------------------------------------------------------------------------------
            Proposed Transaction                                21% - 68%         $2.88             70.4%                64.3%
            ------------------------------------------------------------------------------------------------------------------
            WCAS Pro Forma Ownership                            58% - 72%
            -------------------------------------------------------------

                                  BLUE SHEET

                                  PROJECT ZETA
            Summary of Selected Mergers & Acquisitions Transactions
                                 (In millions)


                                                            TARGET SELECTED FINACIALS
                                                       ------------------------------------
         AQUIROR/                                                 OPERATING     NET   BOOK       TOTAL
DATE       TARGET                                      REVENUE     INCOME     INCOME  VALUE   CONSIDERATION
------  -------------------------------------------    -------    ---------   ------  -----   --------------
Contract Manufacturers

May-95   Sanmina Corporation/                            $56.0         NA       NA       NA   $5.0 to $10.0 (c)
           Assembly Solutions Inc.

Apr-95   Electronic International/                          NA         NA       NA       NA           $23.6
           Assembly and Automation Corp.

Mar-95   Group Technologies/(a)                          $76.0       $4.3     $2.5    $17.9           $40.0
           Smartflex Systems

Oct-94   Flextronix International LTD/                    $9.4      ($0.7)   ($1.3)   ($2.5)          $37.4
           nChip, Inc.

Jan-95   Sanmina Corporation/                            $33.2         NA       NA       NA            $8.0
           San Jose Division of Computronix Corp. (b)

Jun-94   Altron Corporation/                              $9.6         NA       NA       NA            $5.9
           Astrio Corporation

Distributors

Jan-96   Farnell Electronics /                        $1,400.0        NA       NA       NA         $2,800.0
           Premier Industrial

Nov-95   Richey Cypress Electronics                     $109.0        NA       NA       NA            $60.0
           Deerco, Inc.

Jun-95   All American Semiconductor                      $40.3        NA       NA       NA            $13.7
           Added Value Electronic

May-95   Bell Microproducts Inc./                        $34.2       $1.2     $0.8     $5.0           $11.9
           Vantage Components

Nov-94   Arrow Electronics Inc./                        $691.7      $35.5    $16.5   $223.3          $429.9
           Anthem Electronics Inc.

Jun-94   Arrow Electronics Inc./                        $450.0        NA       NA       NA           $142.0
           Gates / FA Distributing

                                                          TOTAL CONSIDERATION MULTIPLES
                                                   -------------------------------------------
         AQUIROR/                                               OPERATING    NET         BOOK
DATE       TARGET                                  REVENUE        INCOME    INCOME       VALUE
------  ---------------------------------------    -------      ---------   ------       -----
Contract Manufacturers

May-95   Sanmina Corporation/                      1.3 x         NA          NA            NA
           Assembly Solutions Inc.

Apr-95   Electronic International/                  NA           NA          NA            NA
           Assembly and Automation Corp.

Mar-95   Group Technologies/(a)                    0.5 x        9.3 x      15.8 x         2.2 x
           Smartflex Systems

Oct-94   Flextronix International LTD/             4.0 x         NM          NM            NM
           nChip, Inc.

Jan-95   Sanmina Corporation/                      0.2 x         NA          NA            NA
           San Jose Division of Computronix Corp.

Jun-94   Altron Corporation/                       0.6 x         NA          NA            NA
           Astrio Corporation

Distributors

Jan-96   Farnell Electronics /                     2.0 x         NA          NA            NA
           Premier Industrial

Nov-95   Richey Cypress Electronics                0.6 x         NA          NA            NA
           Deerco, Inc.

Jun-95   All American Semiconductor                0.3 x         NA          NA            NA
           Added Value Electronic

May-95   Bell Microproducts Inc./                  0.3 x       10.3 x      15.4 x         2.4 x
           Vantage Components

Nov-94   Arrow Electronics Inc./                   0.6 x       12.1 x      26.0 x         1.9 x
           Anthem Electronics Inc.

Jun-94   Arrow Electronics Inc./                   0.3 x         NA          NA            NA
           Gates / FA Distributing

                       ------------------------------------------------------------------------
                       Mean                        1.0 x       10.6 x      19.1 x         2.2 x
                       ------------------------------------------------------------------------
                       Median                      0.6 x       10.3 x      15.8 x         2.2 x
                       ------------------------------------------------------------------------
                       Adjusted Average            0.7 x       10.6 x      19.1 x         2.2 x
                       ------------------------------------------------------------------------
                       High                        4.0 x       12.1 x      26.0 x         2.4 x
                       ------------------------------------------------------------------------
                       Low                         0.2 x        9.3 x      15.4 x         1.9 x
                       ------------------------------------------------------------------------

------------------
(a) Group Technologies terminated the transaction in April 1995 when First Union backed away from its pledge to provide 100% financing. Smartflex completed an IPO on July 31, 1995 at a post-deal
(b) The six month financials ended June 1994 were annualized for multiple calculations, as Comptronix and the San Jose division had 30% and 46% lower annualized revenues versus the full year 1993
(c) Rodman & Renshaw estimates. A midpoint of $7.5 million was used for the calculation of the multiple.

                                  BLUE SHEET

                                 PROJECT ZETA
                   Discounted Cash Flow Valuation Analysis
                                (In thousands)


------------------------------------------------------------------------------------------------------------------------------------
-----------------------
Shares Tendered   2,000
-----------------------
                                                                                   CALENDAR 1996
                                                                  -----------------------------------------------
                                                                   FIRST        SECOND        THIRD        FOURTH
                                                                  QUARTER      QUARTER       QUARTER      QUARTER       TOTAL
                                                                  -------      -------       -------      -------       -----
EBIT                                                              $2,124       $2,698        $2,590       $2,853      $10,265
Cash Taxes                                                          (637)        (809)         (777)        (856)      (3,080)
EBIAT                                                              1,487        1,889         1,813        1,997        7,186

Depreciation                                                         386          400           416          435        1,637
Amortization                                                         395          395           395          395        1,580
Changes in Working Capital                                        (1,048)      (1,011)           22         (688)      (2,725)
Capital Expenditures                                                (250)        (300)         (350)        (400)      (1,300)

Theoretical Unlevered Free Cash Flow                                 970        1,373         2,296        1,739        6,378

Present Value of Free Cash Flow
-------------------------------                        -----------
                                                          Total
                                                          -----
    Discounted @ 16.5%                                   $47,367     933        1,272         2,048        1,493        5,474
    Discounted @ 19.5%                                   $43,996     928        1,256         2,009        1,455        5,337
    Discounted @ 22.5%                                   $41,000     922        1,240         1,972        1,420        5,206
                                                       -----------

                                                          CALENDAR      CALENDAR      CALENDAR      CALENDAR
                                                            1997          1998          1999          2000
                                                          --------      --------      --------      --------
EBIT                                                       $14,807      $19,421       $24,798       $31,485
Cash Taxes                                                  (4,442)      (5,826)       (7,439)       (9,446)
EBIAT                                                       10,365       13,595        17,359        22,040

Depreciation                                                 2,005        2,229         2,579         3,030
Amortization                                                 1,580        1,580         1,580         1,548
Changes in Working Capital                                  (1,242)      (2,415)       (2,821)       (3,608)
Capital Expenditures                                        (1,500)      (1,500)       (1,500)       (1,500)

Theoretical Unlevered Free Cash Flow                        11,208       13,489        17,197        21,510

Present Value of Free Cash Flow
-------------------------------

    Discounted @ 16.5%                                       8,258        9,336        10,023
    Discounted @ 19.5%                                       7,904        8,433         8,827
    Discounted @ 22.5%                                       7,338        7,637         7,797


Terminal Value Using Calendar 2000 EBITDA
-----------------------------------------
                                                          TEV/EBITDA                5.0          6.0         7.0          8.0
                                      ---------------------------------------------------------------------------------------
  Calendar 2000 EBITDA    $36,063     Future Value:                            $180,315     $216,378    $252,441     $288,504
                                      ---------------------------------------------------------------------------------------

                                                                                         TEV/EBITDA Multiple
                                                                              --------------------------------------------
                                                                                 5.0          6.0         7.0          8.0
                                                                   16.5%      84,024      100,829     117,633      134,438
                                             Discount Rate         19.5%      73,993       88,792     103,591      118,389
                                                                   22.5%      65,366       78,439      91,512      104,585

VALUATION                                     TOTAL ENTERPRISE VALUE                               NET  TOTAL EQUITY VALUE
---------                           -----------------------------------------   LESS:     ------------------------------------------
             TEV/EBITDA MULTIPLE:        5.0        6.0        7.0        8.0    DEBT          5.0        6.0        7.0        8.0
                                    ------------------------------------------------------------------------------------------------
                        16.5%       $131,391   $148,196   $165,000   $181,805   $23,771   $107,620   $124,425   $141,229   $158,034
    Discount Rate       19.5%        117,990    132,788    147,587    162,386    23,771     94,218    109,017    123,816    138,614
                        22.5%        106,366    119,439    132,512    145,586    23,771     82,595     95,668    108,741    121,814


NOTE:  Based on management projections.

                                  PROJECT ZETA
                    Discounted Cash Flow Valuation Analysis
                                 (In thousands)


------------------------------------------------------------------------------------------------------------------------------------
-----------------------
Shares Tendered   6,500
-----------------------
                                                                                   CALENDAR 1996
                                                                  -----------------------------------------------
                                                                   FIRST        SECOND        THIRD        FOURTH
                                                                  QUARTER      QUARTER       QUARTER      QUARTER       TOTAL
                                                                  -------      -------       -------      -------       -----
EBIT                                                               $2,124        $2,698       $2,590        $2,853      $10,265
Cash Taxes                                                           (637)         (809)        (777)         (856)      (3,080)
EBIAT                                                               1,487         1,889        1,813         1,997        7,186

Depreciation                                                          386           400          416           435        1,637
Amortization                                                          395           395          395           395        1,580
Changes in Working Capital                                         (1,048)       (1,011)          22          (688)      (2,725)
Capital Expenditures                                                 (250)         (300)        (350)         (400)      (1,300)

Theoretical Unlevered Free Cash Flow                                  970         1,373        2,296         1,739        6,378

Present Value of Free Cash Flow
-------------------------------                       -----------
                                                         Total
                                                         -----
  Discounted @ 16.0%                                    $47,970       934         1,274        2,054         1,499        5,498
  Discounted @ 19.0%                                    $44,531       929         1,258        2,015         1,461        5,359
  Discounted @ 22.0%                                    $41,476       923         1,243        1,978         1,425        5,227
                                                      -----------


                                                            CALENDAR      CALENDAR      CALENDAR      CALENDAR
                                                              1997          1998          1999          2000
                                                            --------      --------      --------      --------
EBIT                                                         $14,807      $19,421      $24,798       $31,485
Cash Taxes                                                    (4,442)      (5,826)      (7,439)       (9,446)
EBIAT                                                         10,365       13,595       17,359        22,040

Depreciation                                                   2,005        2,229        2,579         3,030
Amortization                                                   1,580        1,580        1,580         1,548
Changes in Working Capital                                    (1,242)      (2,415)      (2,821)       (3,608)
Capital Expenditures                                          (1,500)      (1,500)      (1,500)       (1,500)

Theoretical Unlevered Free Cash Flow                          11,208       13,489       17,197        21,510

Present Value of Free Cash Flow
-------------------------------

  Discounted @ 16.0%                                           8,329        8,642        9,498        10,241
  Discounted @ 19.0%                                           7,915        8,004        8,575         9,014
  Discounted @ 22.0%                                           7,530        7,428        7,763         7,958


Terminal Value Using Calendar 2000 EBITDA
-----------------------------------------
                                                          TEV/EBITDA                5.0          6.0         7.0          8.0
                                      ---------------------------------------------------------------------------------------
  Calendar 2000 EBITDA    $36,063     Future Value:                            $180,315     $216,378    $252,441     $288,504
                                      ---------------------------------------------------------------------------------------

                                                                                            TEV/EBITDA Multiple
                                                                                 --------------------------------------------
                                                                                    5.0          6.0         7.0          8.0
                                                                   16.0%         85,850      103,020     120,190      137,361
                                             Discount Rate         19.0%         75,561       90,673     105,785      120,897
                                                                   22.0%         66,716       80,060      93,403      106,746


Valuation                                     Total Enterprise Value                               Net  Total Equity Value
---------                           -----------------------------------------   Less:     ------------------------------------------
             TEV/EBITDA Multiple:        5.0        6.0        7.0        8.0    Debt          5.0        6.0        7.0        8.0
                                    ------------------------------------------------------------------------------------------------
                        16.0%       $133,820   $150,990   $168,160   $185,331   $31,717   $102,103   $119,273   $136,443   $153,613
      Discount Rate     19.0%        120,092    135,204    150,316    165,428    31,717     88,375    103,487    118,599    133,711
                        22.0%        108,192    121,536    134,879    148,222    31,717     76,475     89,819    103,162    116,505


NOTE:  Based on management projections.